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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         JUNE 26, 2006
                                                  ------------------------------

                              PACIFIC ETHANOL, INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                       000-21467              41-2170618
           --------                       ---------              ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


    5711 N. WEST AVENUE, FRESNO, CALIFORNIA                        93711
    ---------------------------------------                        -----
   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:        (559) 435-1771
                                                    ----------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(1)      EMPLOYMENT AGREEMENTS

         EXECUTIVE EMPLOYMENT AGREEMENT DATED JUNE 26, 2006 BETWEEN PACIFIC ETHANOL, INC. AND JOHN T. MILLER

         EXECUTIVE EMPLOYMENT AGREEMENT DATED JUNE 26, 2006 BETWEEN PACIFIC ETHANOL, INC. AND CHRISTOPHER W. WRIGHT

         Effective as of June 26, 2006, Pacific Ethanol, Inc. (the "Company") entered into Executive Employment Agreements with each of John T. Miller and Christopher W. Wright (each, an "Executive") in connection with service by Messrs. Miller and Wright as officers of the Company. Mr. Miller was appointed as Chief Operating Officer of the Company and Mr. Wright was appointed as Vice President, General Counsel and Secretary of the Company on June 26, 2006. The Executive Employment Agreements are included as Exhibits 10.1 and 10.2 to this Report on Form 8-K.

         The Executive Employment Agreements provide for a one-year term and automatic one-year renewals thereafter, unless either the Executive or the Company provides written notice to the other at least 90 days prior to the expiration of the then-current term.

         Each Executive is to receive a base salary of $185,000 per year and is entitled to receive a cash bonus of up to 50% of his base salary to be paid based upon performance criteria set by the board of directors. Each Executive is entitled to reimbursement for all reasonable costs, including air travel, car rental and temporary housing, incurred in connection with commuting from the Executive's home to the Company's corporate headquarters for such period of time as mutually agreed between the Executive and the Company and, in any event, for a period of not less than six (6) months from June 26, 2006. Each Executive is entitled to reimbursement of all reasonable costs for relocating to the city where the Company's corporate headquarters are located.

         Each Executive shall be issued an aggregate of 54,000 shares of the Company's common stock pursuant to a restricted stock or restricted stock unit award under an incentive plan to be instituted by the Company that will vest as to 13,500 shares immediately and as to an additional 10,125 shares on each of the first, second, third and fourth anniversaries of the initial grant. The award is subject to stockholder approval of the related incentive plan. The incentive plan is to include terms comparable to those contained in the Company's existing 2004 Stock Option Plan providing for accelerated vesting in connection with a change in control of the Company.

         The Company is also required to provide an office and administrative support to each Executive and certain benefits, including medical insurance, three weeks of paid vacation per year, participation in incentive compensation plans to be developed in relative proportion to the position in the organization, and participation in benefit plans on the same basis and to the same extent as other executives or employees.

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         Each Executive is also entitled to reimbursement for all reasonable business expenses incurred in promoting or on behalf of the business of the Company, including expenditures for entertainment, gifts and travel. Upon termination by the Company or resignation by an Executive for good reason, that Executive is entitled to receive severance equal to six months of base salary, unless he is terminated for cause or in the event of death or disability, voluntarily terminates his employment without providing the required written notice or his agreement is not renewed.

         The term "for good reason" is defined in the Executive Employment Agreement as (i) a general assignment by the Company for the benefit of creditors or filing by the Company of a voluntary bankruptcy petition or the filing against the Company of any involuntary bankruptcy which remains undismissed for 30 days or more or if a trustee, receiver or liquidator is appointed, (ii) any material changes in the Executive's titles, duties or responsibilities without his express written consent, or (iii) the Executive is not paid the compensation and benefits required under the Executive Employment Agreement.

         The term "for cause" is defined in the Executive Employment Agreement as (i) any intentional misapplication by the Executive of the Company's funds or other material assets, or any other act of dishonesty injurious to the Company committed by the Executive; or (ii) the Executive's conviction of (a) a felony or (b) a crime involving moral turpitude; or (iii) the Executive's use or possession of any controlled substance or chronic abuse of alcoholic beverages, which use or possession the board reasonably determines renders the Executive unfit to serve in his capacity as a senior executive of the Company; or (iv) the Executive's breach, nonperformance or nonobservance of any of the terms of his employment agreement with the Company, including but not limited to the Executive's failure to adequately perform his duties or comply with the reasonable directions of the board; but notwithstanding anything in the foregoing subsections (iii) or (iv) to the contrary, the Company shall not terminate the Executive unless the board first provides the Executive with a written memorandum describing in detail how his performance thereunder is not satisfactory and the Executive is given a reasonable period of time (not less than 30 days) to remedy the unsatisfactory performance related by the board to the Executive in that memorandum. A determination of whether the Executive has satisfactorily remedied the unsatisfactory performance shall be promptly made by a majority of the disinterested directors of the board (or the entire board, but not including the Executive, if there are no disinterested directors) at the end of the period provided to the Executive for remedy, and the board's determination shall be final.

         A "change in control" of the Company is deemed to have occurred if, in a single transaction or series of related transactions: (i) any person (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 ("Exchange Act")), or persons acting as a group, other than a trustee or fiduciary holding securities under an employment benefit program, is or becomes a "beneficial owner" (as defined in Rule 13-3 under the Exchange Act), directly or indirectly of securities of the Company representing 51% or more of the combined voting power of the Company, (ii) there is a merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (iii) all or substantially all of the Company's assets are sold

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(2)      INDEMNIFICATION AGREEMENTS

         INDEMNIFICATION AGREEMENT DATED JUNE 26, 2006 BETWEEN PACIFIC ETHANOL, INC. AND JOHN T. MILLER

         INDEMNIFICATION AGREEMENT DATED JUNE 26, 2006 BETWEEN PACIFIC ETHANOL, INC. AND CHRISTOPHER W. WRIGHT

         Effective as of June 26, 2006, the Company entered into Indemnification Agreements with each of John T. Miller and Christopher W. Wright (each, an "Indemnitee") in connection with service by Messrs. Miller and Wright as officers of the Company. Mr. Miller was appointed as Chief Operating Officer of the Company and Mr. Wright was appointed as Vice President, General Counsel and Secretary of the Company on June 26, 2006. The form of Indemnification Agreement is included as Exhibit 10.3 to this Report on Form 8-K.

         Under the Indemnification Agreement, the Company has agreed to indemnify the Indemnitee in connection with any third-party proceeding or threatened proceeding against the Indemnitee or in connection with a proceeding or threatened proceeding by or in the right of the Company, such as a stockholder derivative suit, by reason of the fact that the Indemnitee is or was an officer and/or director of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, against all Expenses or Losses actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of any such proceeding, to the fullest extent permitted by the Delaware General Corporation Law, whether or not the Indemnitee was the successful party in any such proceeding; provided, however, that any settlement of a third-party proceeding must be approved in writing by the Company, and any settlement of a proceeding by or in the right of the Company is settled with the approval of a court of competent jurisdiction or indemnification of such amounts is otherwise ordered by a court of competent jurisdiction in connection with such proceeding.

         "Expenses" means all costs, charges and expenses incurred in connection with a proceeding, including, without limitation, attorneys' fees, disbursements and retainers, accounting and witness fees, travel and deposition costs, expenses of investigations, judicial or administrative proceedings or appeals, and any expenses of establishing a right to indemnification pursuant to the agreement or otherwise, including reasonable compensation for time spent by the Indemnitee in connection with the investigation, defense or appeal of a proceeding or action for indemnification for which he is not otherwise compensated by the Company or any third party; provided, however, that the term "Expenses" does not include Losses.

         "Losses" means any amount which Indemnitee pays or is obligated to pay in connection with a proceeding, including, without limitation, (i) the amount of damages, judgments, amounts paid in settlement, fines or penalties relating to any proceeding, (ii) sums paid in respect of any deductible under any applicable director and officer insurance or (iii) excise taxes under the Employee Retirement Income Security Act of 1974, as amended, relating to any proceeding, either of which are actually levied against the Indemnitee or paid by or on behalf of the Indemnitee; provided, however, that the term "Losses" does not include Expenses.

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         With respect to any proceeding that is other than by or in the right of the Company, the Indemnitee may require the Company to defend him. In the event that Indemnitee requires the Company to defend him, the Company must promptly undertake to defend any such proceeding at the Company's sole expense, employing counsel satisfactory to the Indemnitee. If the Company fails timely to defend, contest or otherwise protect the Indemnitee against any proceeding which is not by or in the right of the Company, the Indemnitee shall have the right to do so, including without limitation, the right to make any compromise or settlement thereof, and to recover from the Company all Expenses and Losses and amounts paid as a result thereof.

         In addition, the Company is required to advance expenses on behalf of the Indemnitee in connection with Indemnitee's defense in any such proceeding; provided, that the Indemnitee undertakes in writing to repay such amounts to the extent that it is ultimately determined that the Indemnitee is not entitled to indemnification by the Company.

         No indemnification payments or payments for Expenses or Losses may be made by the Company under the agreement (i) to indemnify or advance Expenses to the Indemnitee with respect to actions initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to actions brought to establish or enforce a right to indemnification or advancement of Expenses or Losses under the agreement or any other statute or law or otherwise as required under the Delaware General Corporation Law, but such indemnification or advancement of Expenses or Losses may be provided by the Company in specific cases if approved by the Board of Directors by a majority vote of a quorum thereof consisting of directors who are not parties to such action, (ii) to indemnify the Indemnitee for any Expenses or Losses for which payment is actually made to the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount paid under such insurance,
(iii) to indemnify the Indemnitee for any Expenses or Losses for which the Indemnitee has been or is indemnified by the Company or any other party otherwise than pursuant to the agreement, or (iv) to indemnify the Indemnitee for any Expenses or Losses sustained in any proceeding for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder or similar provisions of any federal, state or local statutory law.

         The Company is also required under the agreement, at the Indemnitee's request, to maintain in full force and effect, at its sole cost and expense, directors' and officers' liability insurance by an insurer, in an amount and with a deductible reasonably acceptable to the Indemnitee covering the period during which the Indemnitee is serving in any one or more of the capacities covered by the agreement and for so long thereafter as the Indemnitee shall be subject to any possible claim or threatened, pending or completed proceeding by reason of the fact that the Indemnitee is serving in any of the capacities covered by the agreement.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (a)      Not applicable.

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         (b)      Not applicable.

         (c) On June 21, 2006, the Board of Directors of the Company appointed John T. Miller as Chief Operating Officer of the Company effective as of June 26, 2006.

         JOHN T. MILLER, 60, has served as Chief Operating Officer since June 2006. Mr. Miller was employed at Calpine Corporation beginning in 2001 and served as a Senior Vice President from 2002 to 2006. At Calpine, Mr. Miller held several roles including managing the build-out of power projects, overseeing human resources and safety programs and leading Calpine's strategy to centralize its power plant and corporate activities. Prior to his tenure at Calpine, Mr. Miller served from 1998 to 2001 as Vice President of Thermo Ecotek, a subsidiary of Thermo Electron, and as President of Thermo Ecotek's Power Resources Division. Mr. Miller directed Thermo Electron's expansion of its independent power business in the United States, Germany and the Czech Republic. He also represented Thermo Electron in managing the sale of the Power Resources Division to AES Corporation. Mr. Miller also served from 1994 to 1998 as President and Chief Executive Officer of Pacific Generation Company, a subsidiary of PacifiCorp. Prior to that time, Mr. Miller served from 1990 to 1994 as Pacific Generation Company's Vice President of Business Development and from 1987 to 1990 as its Vice President of Operations. In 1995, Mr. Miller completed Harvard University's MANAGING GLOBAL OPPORTUNITIES, an executive education program. Mr. Miller has a B.S. degree in Mechanical Engineering from Oregon State University and an M.B.A. degree from the University of Portland. Mr. Miller served in the United States Navy from 1967 to 1971 as a Communications Technician.

         (d)      Not applicable.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
                  --------------------------------------------

                  None.

         (b)      PRO FORMA FINANCIAL INFORMATION.
                  --------------------------------

                  None.

         (c)      EXHIBITS.
                  ---------

                  NUMBER   DESCRIPTION
                  ------   -----------

                  10.1 Executive Employment Agreement dated as of June 26, 2006 by and between Pacific Ethanol, Inc. and John T. Miller (*)

                  10.2 Executive Employment Agreement dated as of June 26, 2006 by and between Pacific Ethanol, Inc. and Christopher W. Wright (*)

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                  10.3     Form of Indemnification Agreement between Pacific
                           Ethanol, Inc. and each of its Executive Officers and Directors (1)
                  _______________
                  *        Filed herewith.
                  (1) Filed as an exhibit to the Company's annual report on Form 10-KSB for December 31, 2005 (File No. 0-21467) filed with the Securities and Exchange Commission on April 14, 2006 and incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 26, 2006                    PACIFIC ETHANOL, INC.


                                        By:  /S/ WILLIAM G. LANGLEY
                                             ---------------------------------
                                                 William G. Langley,
                                                 Chief Financial Officer

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                         EXHIBITS FILED WITH THIS REPORT

         NUMBER   DESCRIPTION
         ------   -----------

         10.1 Executive Employment Agreement dated as of June 26, 2006 by and between Pacific Ethanol, Inc. and John T. Miller

         10.2 Executive Employment Agreement dated as of June 26, 2006 by and between Pacific Ethanol, Inc. and Christopher W. Wright